Fees Summary	Aug. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,494,627.80
Previously Paid Amount	0.00
Total Fee Amount	1,147.43
Total Offset Amount	0.00
Net Fee	$ 1,147.43